Exhibit 10.5

AMENDMENT

TO

EMPLOYMENT AGREEMENT

This Amendment to the Employment Agreement (the “Amendment”) is made as of the 18th day of May, 2004 between Premcor Inc. (the “Company”) and [Executive’s Name—see schedule A attached hereto] (the “Executive”).

RECITALS

A. The parties hereto are parties to an Employment Agreement dated June 1, 2002, as amended (the “Employment Agreement”).

B. The parties hereto desire to amend and modify certain provisions of the Employment Agreement as provided herein.

AGREEMENT

In consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties by their execution hereof), the parties agree as follows.

1. Definitions. For purposes of this Amendment, capitalized terms used herein have the same meanings ascribed to them in the Employment Agreement.

2. Amendment to the Employment Agreement.

Section 4 of the Employment Agreement is amended by changing the word “three” to “four” in the third sentence, so that the third sentence, in pertinent part, is as follows:

“, provided that in no event shall the Annual Bonus be greater than four times Executive’s Base Salary”.

3. No Other Modifications. Nothing herein contained in any way impairs the Employment Agreement, or alters, waives, annuls, varies or affects any provision, condition or covenant therein, except as specifically set forth in this Amendment. All other provisions of the Employment Agreement remain in full force and effect.

4. Counterparts. This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

5. Successors; Binding Agreement. All provisions of this Amendment shall inure to the benefit of and be binding upon personal or legal representatives, executors, administrators, successors, heirs, distributes, devises and legatees of the Executive.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date and year first above written.

PREMCOR INC.		EXECUTIVE

By:	/s/ Thomas D. O’Malley
Print Name:	Thomas D. O’Malley	[Executive’s Name]
Title:	Chairman of the Board and
Chief Executive Officer
Premcor Inc.

Schedule A

Executive:

William E. Hantke

Henry M. Kuchta

Joseph D. Watson

James R. Voss

Michael D. Gayda

Donald Lucey